                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 28, 2000, except for Note 10, which is dated February 1, 2000, relating to the financial statements which appear in Interwoven, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                          /s/ PricewaterhouseCoopers LLP

San Jose, California
November 1, 2000